UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.


                                 August 1, 2006
                Date of Report (Date of Earliest Event Reported)



                             DNAPrint Genomics, Inc.
               (Exact name of Registrant as specified in charter)



                         Commission File Number: 0-31905



         Utah                                                   59-2780520
(State  of Incorporation)                              (I.R.S. Employer I.D. No)



                     900 Cocoanut Avenue, Sarasota, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On August 1, 2006 the Registrant entered into a lease agreement with Yonkers Investments, Inc. for office space at 1621 West University Parkway in Sarasota Florida ("Lease"), for occupancy beginning October 1, 2006. The Lease contains an initial five (5) year term with one additional five (5) year renewal term. Annual payments for the first year under the Lease total $72,000, plus monthly payments for common area maintenance, water and sewer. The Lease provides for annual rent increases based on the Consumer Price Index of the United States Bureau of Labor Statistics for all urban consumers.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item  1.01  above.

Item  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(d) Exhibit 10.48 - Lease Agreement dated June 30, 2006 between the Registrant and Yonkers Investments, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DNAPrint  Genomics,  Inc.


     By:  /s  /  Richard  Gabriel
           ----------------------
     Richard  Gabriel,  President